UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 22, 2008
Date of Report (Date of earliest event reported)
HLTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
     As previously disclosed, SNTC Holding, Inc., a wholly owned subsidiary of HLTH Corporation, entered into a Stock Purchase Agreement, dated as of June 3, 2008 (which we refer to as the Purchase Agreement), with General Dynamics Information Technology, Inc. (which we refer to as the Purchaser), a wholly-owned subsidiary of General Dynamics Corporation. The Purchase Agreement is filed as Exhibit 2.1 to this Current Report.
     Under the Purchase Agreement, the Purchaser agreed to purchase all of the outstanding capital stock of VIPS Inc., which, collectively with its subsidiary, had comprised the ViPS segment of HLTH. ViPS provides healthcare data management, analytics, decision-support and process automation solutions and related information technology services to governmental, Blue Cross Blue Shield and commercial healthcare payers.
     The sale of ViPS to an affiliate of the Purchaser was completed on July 22, 2008. The purchase price was $225 million in cash and is subject to customary adjustments based on net working capital as of the closing. The Purchase Agreement contains representations and warranties, covenants and indemnification provisions that are customary for transactions of this type. HLTH has agreed to provide certain transition services with respect to ViPS following the closing, on terms and conditions customary for transactions of this type.
     The terms of the Purchase Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Purchase Agreement, there was no material relationship between the Purchaser and HLTH, any affiliate of HLTH, or any director or officer of HLTH, and, to the knowledge of HLTH, there was no material relationship between the Purchaser and any associate of any director or officer of HLTH.
Item 9.01. Financial Statements and Exhibits
     (b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated balance sheet of HLTH as of March 31, 2008, giving effect to the sale of ViPS, is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein. Other pro forma consolidated financial statements of HLTH are not provided in this Current Report because HLTH has previously filed financial statements reflecting ViPS as discontinued operations in accordance with the provisions of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, as follows:
•	historical financial statements as of and for the three years in the period ended December 31, 2007 were filed as Exhibit 99.3 to the Current Report on Form 8-K filed by HLTH with the SEC on June 27, 2008; and

•	historical financial statements as of and for the three months ended March 31, 2008 were included in HLTH’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description

2.1*	Stock Purchase Agreement, dated as of June 3, 2008, between SNTC Holding, Inc. and General Dynamics Information Technology, Inc. (incorporated by reference from Exhibit 2.1 to Amendment No. 1, filed on June 10, 2008, to the Current Report on Form 8-K filed by HLTH on June 4, 2008)

99.1	Unaudited pro forma condensed consolidated balance sheet of HLTH Corporation, as of March 31, 2008

*	Exhibits and schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the omitted exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: July 28, 2008	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Stock Purchase Agreement, dated as of June 3, 2008, between SNTC Holding, Inc. and General Dynamics Information Technology, Inc. (incorporated by reference from Exhibit 2.1 to Amendment No. 1, filed on June 10, 2008, to the Current Report on Form 8-K filed by HLTH on June 4, 2008)

99.1	Unaudited pro forma condensed consolidated balance sheet of HLTH Corporation, as of March 31, 2008